Exhibit 10.1
$360,000,000

COMMUNITY HEALTHCARE TRUST INCORPORATED

COMMON STOCK
PAR VALUE $0.01 PER SHARE

AMENDMENT NO. 1 TO
Amended and Restated SALES AGENCY AGREEMENT

November 3, 2020

Piper Sandler & Co.
1251 Avenue of the Americas, 6th Floor
New York, New York 10020

Evercore Group L.L.C.
55 East 52nd Street, 36th Floor
New York, NY 10055

Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, GA 30326
Attention: Equity Capital Markets

Regions Securities LLC
615 S. College Street, Suite 600
Charlotte, NC 28202

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

Fifth Third Securities, Inc.
424 Church Street
Maildrop: UTFC6B
Nashville, TN 37219

Janney Montgomery Scott LLC
1717 Arch Street, 22nd Floor
Philadelphia, PA 19103

Ladies and Gentlemen:

Reference is made to the Amended and Restated Sales Agency Agreement, dated November 5, 2019 (as amended to the date hereof, the “Agreement”), by and among Community Healthcare Trust Incorporated, a Maryland corporation (the “Company”), Piper Sandler & Co. (f/k/a Sandler O’Neill & Partners, L.P.), Evercore Group L.L.C., Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.), Fifth Third Securities, Inc. and Janney Montgomery Scott LLC (collectively, the “Existing Agents” or “you”) pursuant to which the Company may issue and sell from time to time through the Existing Agents, each acting as agent and/or principal, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate sale price of up to $360,000,000 on the terms and conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

In connection with the foregoing, the parties wish to amend the Agreement through this Amendment No. 1 (this “Amendment”) with effect on and after the date hereof (the “Effective Date”).

SECTION 1. Amendments to the Agreement. The parties agree, from and after the Effective Date, that:

a.The definitions of the terms “Agent” and “Agents” are hereby amended to read as follows:

•Piper Sandler & Co.;
•Evercore Group L.L.C.;
•Truist Securites, Inc.;
•Regions Securities LLC
•Robert W. Baird & Co. Incorporated;
•Fifth Third Securities, Inc.; and
•Janney Montgomery Scott LLC (each an “Agent” and collectively, the “Agents”).

b.The definition of “Agreement” or references to “hereunder”, “herein” or similar import shall mean the Agreement as modified by this Amendment and as may otherwise be amended from time to time after the Effective Date.
c.The second sentence of Section 3(b) of the Agreement is hereby deleted in its entirety and in lieu thereof insert the following:
For the avoidance of doubt, the foregoing limitation to sell Shares through only one of the Agents of the Company’s choice on any Trading Day shall not apply to sales solely to employees or security holders of the Company or its Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons in which Piper Sandler & Co., Evercore Group L.L.C., Truist Securities, Inc., Regions Securities, LLC, Robert W. Baird & Co. Incorporated, Fifth Third Securities, Inc. or Janney Montgomery Scott LLC is acting for the Company in a capacity other than as an Agent under this Agreement.

d.The last sentence of Section 13 to the Agreement shall be deleted in its entirety and in lieu thereof insert:
Except as otherwise provided herein, all statements, requests, notices and agreements hereunder shall be in writing, and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed as follows: if to Piper Sandler & Co., 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel; if to Evercore Group L.L.C., 55 East 52nd Street, 36th Floor, New York, NY 10055; if to Truist Securities, Inc., 3333 Peachtree Road NE, 11th Floor, Atlanta, GA 30326, Attention: Equity Capital Markets; if to Regions Securities, LLC, 615 S. College Street, Suite 600, Charlotte, NC 28202, Attention: Brit Stephens and Ed Armstrong; if to Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Syndicate Department (facsimile: (414)-298-7474), with a copy to the Legal Department; if to Fifth Third Securities, Inc., 424 Church Street, Maildrop: UTFC6B, Nashville, TN 37219; if to Janney Montgomery Scott LLC, 1717 Arch Street, 22nd Floor, Philadelphia, PA 19103; and with respect to each notice to any Agent a copy (for informational purposes only) to Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW Suite 6000, Washington, D.C. 20006, Attention: Justin R. Salon, Esq.; and if to the Company shall be delivered or sent by mail to Community Healthcare Trust Incorporated, 3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067, Attention: Timothy G. Wallace, with a copy (for informational purposes only) to Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, 211 Commerce Street, Suite 800, Nashville, Tennessee 37201, Attention: Tonya Mitchem Grindon. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

SECTION 2. Obligations Binding upon Regions Securities, LLC. Regions Securities, LLC hereby agrees to be bound by the terms of the Agreement. Regions Securities, LLC shall be considered to be an Agent under the Agreement to the same extent as if it were a party to the Agreement on the date of the execution thereof.
SECTION 3. Obligations Binding upon Robert W. Baird & Co. Incorporated. Robert W. Baird & Co. Incorporated hereby agrees to be bound by the terms of the Agreement. Robert W. Baird & Co. Incorporated shall be considered to be an Agent under the Agreement to the same extent as if it were a party to the Agreement on the date of the execution thereof.
    SECTION 4. GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 5. Counterparts. This Amendment may be executed and delivered in any number of counterparts, all of which taken together shall upon execution and delivery constitute one and the same instrument.

Very truly yours,

COMMUNITY HEALTHCARE TRUST INCORPORATED

		By:	/s/ Timothy Wallace

		Name:	Timothy Wallace

		Title:	Chief Executive Officer and President

Accepted as of the date hereof:

PIPER SANDLER & CO.

By:	/s/ R. Kleinert

Name:	R. Kleinert

Title:	Managing Director

EVERCORE GROUP L.L.C.

By:	/s/ Jay T. Chandler

Name:	Jay T. Chandler

Title:	Senior Managing Director

TRUIST SECURITIES, INC.

By:	/s/ Keith Carpenter

Name:	Keith Carpenter

Title:	Director

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong

Name:	Edward L. Armstrong

Title:	Managing Director - ECM

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Christopher Walter

Name:	Christopher Walter

Title:	Director

Signature Page to Amendment No. 1 to the Amended and Restated Sales Agency Agreement

JANNEY MONTGOMERY SCOTT LLC

By:	/s/ David Lau

Name:	David Lau

Title:	Managing Director

FIFTH THIRD SECURITIES, INC.

By:	/s/ Susannah Doyle Lunke

Name:	Susannah Doye Lunke

Title:	Director, ECM

Signature Page to Amendment No. 1 to the Amended and Restated Sales Agency Agreement
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